As filed with the Securities and Exchange Commission on October 10, 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 7, 2008

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

On October 7, 2008, Bank of America Corporation (the "Registrant") entered into an underwriting agreement (the "Underwriting Agreement") with Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the underwriters (the "Underwriters") pursuant to which the Registrant agreed to issue and sell 455,000,000 shares (the "Initial Shares") of the Registrant's common stock, par value $0.01 per share (the "Common Stock"), at a public offering price of $22.00 per share in an underwritten public offering (the "Offering").  In addition, pursuant to the Underwriting Agreement, the Registrant granted the Underwriters an option (the "Option") to purchase up to an additional 68,250,000 shares of Common Stock if the Underwriters sell more than the Initial Shares.  The net proceeds of the Offering, after underwriting discounts and commissions and before giving effect to the Option, if exercised, will be $9,759,750,000.

Pursuant to the Underwriting Agreement, the Registrant agreed, and its executive officers entered into agreements in substantially the form included in the Underwriting Agreement, to a 60-day "lock-up" period with respect to sales of specified securities, subject to certain exceptions.

A copy of the press release relating to the Offering is included as Exhibit 99.1 hereto.

The terms of the Offering are described in the Registrant's Prospectus dated May 5, 2006 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated October 7, 2008.  The Underwriting Agreement is included as Exhibit 1.1 hereto.

            The Initial Shares were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-133852, on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, between the Registrant, Banc of America Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated October 7, 2008
5.1	Opinion of McGuireWoods LLP regarding the legality of the Shares dated October 10, 2008
99.1	Press Release issued by the Registrant dated October 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:       /s/ TERESA M. BRENNER
                                                                                    TERESA M. BRENNER
                                                                                    Associate General Counsel

Dated:  October 10, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement between the Registrant, Banc of America Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated October 7, 2008
5.1	Opinion of McGuireWoods LLP regarding the legality of the Shares dated October 10, 2008
99.1	Press Release issued by the Registrant dated October 7, 2008